UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund July 31, 2023

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Thank you for putting your trust in the Green Century Funds°. We’re honored to provide opportunities for you to invest in alignment with your environmental values and help make an impact as you save for the future.

The last year has seen sustainable investing come into the mainstream in new ways. Families have taken steps to invest with their values in unprecedented numbers. Institutions and businesses have added sustainable investing options to their retirement plans. The media, including the Wall Street Journal, which rarely reported on sustainable investing a decade ago, now publishes articles on the topic weekly.

This increased interest grew the Green Century Funds to over $1B and has sparked mainstream investment firms to launch products to meet this increased demand.

The wildfires, extreme heat, and flooding of the summer brought the reality of climate risk home to investment advisors, and more are starting to consider it in their decisions. This positive step means that the financial sector is elevating climate change as a key factor in their investment decisions, which can help companies address this challenge.

The call to move money out of fossil fuel companies has been a significant force in helping to grow and shape this field. Starting just over 10 years ago, the fossil fuel divestment movement has convinced institutions, ranging from Harvard University to the New York Pension Fund, to change their investments. So far, nearly 1,500 organizations with assets of more than $39.2 trillion have committed to divest from fossil fuels and this adoption has helped elevate the attention on fossil fuel companies, raised the cost of capital needed for new fossil fuel projects, and signaled interest to investors to support clean energy projects.

This success has sparked a pushback by the fossil fuel industry. We believe the recent attack on sustainable investing, being called ESG (Environmental, Social and Governance) in the media, is a thinly veiled attempt by the fossil fuel industry and its supporters to weaken the move away from the oil and gas industry. A 2022 investigative report by InfluenceMap suggests fossil fuel companies have been the major driver in the fight against sustainable finance. While the campaign has not resonated with many Americans, it could potentially restrict some investment options for government entities in Texas and Florida and how they invest. Green Century is collaborating with other investors to oppose these limitations.

In conversations with our current and prospective investors, I have observed that the fossil fuel industry’s efforts have strengthened people’s determination to choose a cleaner future. Green Century is proud to support tens of thousands of individuals from across the country who want clean air, clean water, wildlife, open spaces, and a livable climate.

In the last year, Green Century worked with 60 companies and helped persuade 20 of them to adopt new environmental policies. We scored a significant victory when we successfully helped persuade Costco1, the third largest retailer in the world, to shrink its greenhouse gas emissions. The company will set targets to reduce carbon pollution from growing or producing the products they sell, which account for 98% of the company’s emissions. To help protect wildlife from plastic waste, we also got ODP Corporation1, which operates Office Depot and OfficeMax, to adopt a policy to reduce the total amount of packaging of its private label products and e-commerce shipping. Apple1 announced it will allow consumers to repair their iPhone 14, MacBook Pro, and other products, keeping electronic waste out of our landfills. Green Century started a campaign with Apple in 2021 to adopt this policy.

Green Century supported our non-profit owners with financial resources to lead programs to source 100% renewable energy in states, aid in protecting wildlife from plastic pollution, and help keep life-saving medicines effective. Green Century’s ownership provides a unique way for investors to make an impact. There is no other mutual fund company that is exclusively owned by environmental and public health organizations.

To learn more about Green Century’s work, I encourage you to join our Enews list or Sign up on our website at www.greencentury.com.

* An investment strategy that incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

Thank you for saving for your future with Green Century. Together, we are building a greener future.

Sincerely,

Leslie Samuelrich

President, Green Century Funds

° Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (the Funds).

The Green Century Funds are a family of fossil fuel-free, environmentally responsible mutual funds. Green Century Capital Management hosts an award-winning and in-house shareholder advocacy program and is the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations.

You should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. To obtain a Prospectus that contains this and other information about the Funds please visit www.greencentury.com, email info@greencentury.com, or call 1-800-934-7336. Please read the Prospectus carefully before investing.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This information has been prepared from sources believed reliable. The views expressed are as the date of this writing and are those of the Advisor to the Funds.

The Green Century Funds are distributed by UMB Distribution Services, LLC. 235 W Galena Street, Milwaukee, WI 53212. 8/23. UMB and Green Century are not affiliated.

Green Century on the Web

E-News.     For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com.    From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green_Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2023 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 61.6% and bonds constituted 37.6% of the Fund’s net asset value. The Fund had 0.8% invested in cash, cash equivalents, and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 72 equity holdings at fiscal year-end, none of which represented more than 5.10% of total net assets. Generally, larger, more established companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects, and reasonable valuations.

As of July 31, the stocks held by the Balanced Fund were also diversified by sector, with (as a percent of total net assets) Technology (18%), Health Care (9.7%), and Financial Services (7.2%) as the largest sectors.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

industries including Healthy Living, Capital Goods, and Transportation. Green Century’s environmental screens prohibit traditional energy and utility companies from being owned, while the Fund has broad exposure to information technology, health care, financial, consumer, and industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds and designated Social Impact Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for environmentally positive goals such as greenhouse gas reduction, climate adaptation, and climate change mitigation. Issuers of designated Social Impact Bonds have indicated that the proceeds from the bonds will be used for projects supporting such issues as poverty alleviation, low-income housing, fair trade, and community development. As of July 31st, 29.9% of the total portfolio and 79.5% of the market value of the bonds held in the Fund were designated Green / Sustainable or Social Impact Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 52 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (5.02 years) and modified duration (4.30 years) remain in the intermediate range. The weighted average yield to maturity was 4.99%. All fixed income holdings were investment grade at time of purchase and remain investment grade at July 31, 2023.

Economic Environment.

Equity markets witnessed considerable volatility over the last 12-months, hitting a low in October and then bouncing back sharply during the first half of 2023. While the U.S. economy has thus far been resilient, the portfolio managers note that icebergs lurk mostly underwater. They continue to see many risks, with a wide dispersion of potential outcomes. They anticipate deteriorating profits, rising unemployment, more volatile asset markets, and recession risks rising across the developed world as already tightened monetary policy takes hold. Company managements are guiding earnings outlooks lower, while also indicating that lower income consumers are showing signs of stress. Unemployment remains at very low levels, but both new unemployment claims and continuing unemployment claims have begun to rise, and the Job Openings and Labor Turnover Survey (JOLTS) shows job openings are down 18% since March of 2022, a signal that typically precedes a recession. Once recessions begin, the unemployment rate typically jumps sharply. The Institute for Supply Management (ISM) Purchasing Managers Index Manufacturing series show that Manufacturing Employment, New Orders, and Prices Paid are all in contractionary territory. The ISM Services Indexes are still in expansionary territory indicating that spending on services is supporting the economy. Commercial real estate, particularly for downtown office buildings, will likely come under increasing stress as office leases negotiated before the start of Covid come up for renewal in the next few years; companies have been negotiating for better amenities and smaller space, leaving even Class A space vulnerable if it is of an older vintage.

Further support for the portfolio manager’s view that recession is near comes from The Conference Board’s surveys of year-over-year leading and coincident economic indicators, which are now at or below the levels consistent with every U.S. recession since 1970. Recent U.S. equity returns were generated by a very narrow market, focused on mega capitalization Information Technology, Consumer Discretionary, and Communications Services companies that arguably would benefit from enhanced generative Artificial Intelligence (AI). The portfolio managers continue to favor stocks over bonds as a strategic allocation. They acknowledge that bonds can provide a diversification benefit to portfolio construction. They also recognize that stocks may have considerable additional risk over the immediate horizon. Nonetheless, the rapid recoveries of equity markets at the end of bear markets suggests caution in reducing equity holdings, and the earnings growth capabilities of stocks are expected to ultimately support their valuation in both inflationary and deflationary environments. They prefer to position for equity market downside by adjusting portfolio composition to reflect our cautious stance rather than moving below an appropriate strategic allocation.

Overall, the portfolio managers believe that the fund’s domestically oriented equity strategies have been making active portfolio construction decisions to be appropriately positioned for a more risk-off equity market. In these strategies, for either a slowing growth or a recessionary environment, they expect that a focus on quality, lower-leverage, profitable companies with steadier earnings and revenues will be protective of portfolio value. They continue to avoid positioning for extremes and acknowledge that a likely recession, combined with high uncertainty about the exact course of that recession, means an increased likelihood of rapid rotation, particularly as investors lean heavily on small changes in weekly and monthly data releases. In such an environment, thoughtful analysis of company management, strategies, and prospects assumes added importance. The portfolio managers remain committed to our long-term focus and investment in high-quality and sustainability-centered companies seeking to meet the challenges of this year of recovery and transition, and beyond. They continue to seek out companies that acknowledge the ongoing climate crisis and which are setting their own targets for greenhouse reduction. This is becoming ever more important; June 2023 was the hottest June on record, with average temperatures more than 2.5 degrees Fahrenheit over June temperatures in the late 1800s.

Investment Strategy and Performance.    The portfolio managers believe that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. The Fund specifically avoids risks associated with exposure to fossil fuels. Companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks that the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the reporting period include Verisk Analytics Inc.1, Gilead Sciences Inc.1, Progressive Corp. Ohio1, ServiceNow, Inc.1 and Equinix Inc.1

On July 31, 2023, the Fund held over $118.0 million in Green / Sustainability or Social Impact Bonds and Notes. Some holdings include notes issued by Euro Invt. Bank1, IBRD1, Mastercard1 and SalesForce1.

For the year ending July 31, 2023, the Balanced Fund’s returns were 4.01%, versus 7.19% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index3 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index4 (40% weighting).* The Lipper Balanced Index5 returned 5.37% for the same twelve-month period.

Stock selection and a smaller cap bias were the primary reasons for underperformance in the period, as a narrow market propelled a handful of larger cap names to lofty valuations.

The Fund’s high-quality fixed income exposure performed relatively in-line with the benchmark as intentioned, with slight underperformance in the period. The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

Green Century Balanced Fund Total expense ratio: 1.46% for Individual Share Class and 1.16% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2023	Green Century Balanced Fund — Individual Share Class	2.87%	9.07%	7.35%	7.48%
	Green Century Balanced Fund — Institutional Share Class**	2.95%	9.43%	7.52%	7.56%
	Custom Balanced Index	4.70%	11.47%	7.89%	8.30%
July 31, 2023	Green Century Balanced Fund — Individual Share Class	4.10%	3.67%	7.24%	7.23%
	Green Century Balanced Fund — Institutional Share Class**	4.18%	4.01%	7.41%	7.32%
	Custom Balanced Index	5.80%	7.19%	7.88%	8.18%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

**Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Class.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

The S&P 500® Index6 and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index7 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index)7, minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for the latest quarter ended July 31, 2023 was 11.47% for the individual share class and 11.55% for the institutional share class, outperforming the S&P 500® Index that returned 10.51% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25% for Individual Share Class and 0.95% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Latest Quarter	One Year	Five Years	Ten Years
June 30, 2023	Green Century Equity Index Fund – Individual Share Class	8.25%	17.95%	12.00%	12.10%
	Green Century Equity Fund – Institutional Share Class	8.33%	18.29%	12.33%	12.27%
	S&P 500® Index	8.74%	19.59%	12.31%	12.86%
July 31, 2023	Green Century Equity Index Fund – Individual Share Class	11.47%	12.37%	12.01%	12.02%
	Green Century Equity Fund – Institutional Share Class	11.55%	12.72%	12.35%	12.19%
	S&P 500® Index	10.51%	13.02%	12.20%	12.66%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index. Institutional shares were offered as of April 30, 2018. The Institutional Share Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class.

For the year ended July 31, 2023, the Equity Fund Institutional and Investor share classes returned 12.72% and 12.37%, respectively, compared to the S&P 500 Index which returned 13.02%. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The strongest performing sectors in the Equity Fund were Information Technology, Industrials, and Materials which returned 32.44%, 20.06% and 10.02%, respectively. The worst performing sectors were Utilities and Real Estate, which returned -7.36% and -6.27%, respectively, for the year. Within the S&P 500

Index, Information Technology, Industrials, and Energy were the strongest performing sectors, gaining 28.09%, 16.63%, and 16.25%, respectively. The worst performing sectors were Real Estate and Utilities, which returned -9.81% and -6.44%, respectively, for the year.

US equities underperformed non-US developed equities for the reporting period, as measured by the S&P 500 and MSCI World Ex US indices8, with 1 year returns of 13.02% and 15.47% respectively. U.S. Equities declined during a volatile third quarter of 2022. After stocks rallied to start the quarter, investor risk appetite turned sharply lower following higher than expected inflation data. The U.S. Federal Reserve continued to aggressively hike short term interest rates. Global markets finished the 4th quarter higher, with investor sentiment buoyed by easing inflationary pressures. Declining inflation levels allowed the U.S. Federal Reserve and European Central Bank to slow the pace of interest rate increases. Despite additional central bank tightening and a string of bank

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

failures, global equity markets posted mid-single-digit gains in the first quarter of 2023. As the quarter progressed, investors’ focus gradually drifted from a more optimistic view on the path of inflation in January to concerns about further monetary tightening in February through early March. Financial markets performed well in the second quarter with the U.S. helping propel global equities to a mid-single-digit gain. Declining inflation and a resilient economic growth backdrop bolstered U.S. equity markets in addition to robust returns in a narrow set of mega cap tech stocks helped by optimism with respect to artificial intelligence.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index9 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 240 companies in the MSCI World ex USA SRI Index, minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance (ESG) criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

Both share classes of the International Fund underperformed its benchmark for the latest quarter ended July 31, 2023. The Fund’s total return was 1.73% for the individual share class and 1.86% for the institutional share class for this period, while the MSCI World ex USA Index returned 3.43% for the same period. Additional results for various time periods are below:*

Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Inception Date: September 30, 2016
		Latest Quarter	One Year	Five Years	Since Inception
June 30, 2023	Green Century MSCI International Index Fund — Individual Share Class	2.55%	15.87%	4.32%	5.37%
	Green Century MSCI International Index Fund — Institutional Share Class	2.61%	16.23%	4.62%	5.67%
	MSCI World ex USA Index	3.03%	17.41%	4.58%	6.25%
July 31, 2023	Green Century MSCI International Index Fund — Individual Share Class	1.73%	11.83%	4.17%	5.60%
	Green Century MSCI International Index Fund — Institutional Share Class	1.86%	12.15%	4.49%	5.91%
	MSCI World ex USA Index	3.43%	15.47%	4.74%	6.66%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Institutional and Investor share classes of the Green Century MSCI International Index Fund (International Fund), which closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index, returned 12.15% and 11.83%, respectively, for the one year period ended July 31, 2023, while the MSCI World ex USA Index (Index), returned 15.47% during the same period. The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the International Fund and the Index.

The strongest performing sectors in the International Fund were Information Technology, Consumer Discretionary and Financials which returned 35.88%, 20.22% and 15.50%, respectively. The worst performing sectors were Real Estate and Communication Services, which returned -0.85% and 0.77%, respectively, for the year. Within the MSCI World ex USA Index, Consumer Discretionary, Information Technology, and Industrials were the strongest performing sectors, gaining 25.12%, 24.87%, and 21.45%, respectively. The worst performing sectors were Real Estate and Communication Services which returned -6.49% and 3.34%, respectively, for the year.

US equities underperformed non-US developed equities for the reporting period, as measured by the S&P 500 and MSCI World Ex US indices, with 1 year returns of 13.02% and 15.47% respectively. U.S. Equities declined during a volatile third quarter of 2022. After stocks rallied to start the quarter, investor risk appetite turned sharply lower following higher than expected inflation data. The U.S. Federal Reserve continued to aggressively hike short term interest rates. Global markets finished the 4th quarter higher, with investor

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

sentiment buoyed by easing inflationary pressures. Declining inflation levels allowed the U.S. Federal Reserve and European Central Bank to slow the pace of interest rate increases. Despite additional central bank tightening and a string of bank failures, global equity markets posted mid-single-digit gains in the first quarter of 2023. As the quarter progressed, investors’ focus gradually drifted from a more optimistic view on the path of inflation in January to concerns about further monetary tightening in February through early March. Financial markets performed well in the second quarter with the U.S. helping propel global equities to a mid-single-digit gain. Declining inflation and a resilient economic growth backdrop bolstered U.S. equity markets in addition to robust returns in a narrow set of mega cap tech stocks helped by optimism with respect to artificial intelligence.

1 As of July 31, 2023, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	Green Century Balanced Fund	Green Century Equity Fund	Green Century International Index Fund
Costco	1.50%	0.00%	0.00%
ODP Corporation	0.00%	0.01%	0.00%
Apple	6.25%	0.00%	0.00%
Verisk Analytics Inc.	0.63%	0.00%	0.00%
Gilead Sciences Inc.	0.55%	0.46%	0.00%
Progressive Corp.	0.48%	0.36%	0.00%
ServicesNow Inc.	0.76%	0.58%	0.00%

Portfolio Holdings	Green Century Balanced Fund	Green Century Equity Fund	Green Century International Index Fund
Equinix Inc.	0.53%	0.37%	0.00%
Euro Invt. Bank	1.84%	0.00%	0.00%
IBRD	1.48%	0.00%	0.00%
Mastercard	3.02%	1.63%	0.00%
SalesForce	1.31%	1.10%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2023, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). It is not possible to invest directly in the Custom Balanced Index.

3 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

4 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

5 The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in the Lipper Balanced Fund Index.

6 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

7 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

8 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

9 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 Developed Markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. A sustainable investment strategy which incorporates environmental, social and governance criteria may result in lower or higher returns than an investment strategy that does not include such criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/23

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2023 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2023	ENDING ACCOUNT VALUE JULY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,036.20	$7.38
Actual Expenses — Institutional Class	1,000.00	1,037.90	5.87
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,017.75	7.32
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,019.24	5.82

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2023	ENDING ACCOUNT VALUE JULY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]
Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,141.70	$6.64
Actual Expenses — Institutional Class	1,000.00	1,143.30	5.05
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,018.80	6.26
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,020.29	4.76

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2023	ENDING ACCOUNT VALUE JULY 31, 2023	EXPENSES PAID DURING THE PERIOD[1]
MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,045.50	$6.49
Actual Expenses — Institutional Class	1,000.00	1,047.00	4.97
Hypothetical Example, assuming a 5% return before expenses —Individual Investor Class	1,000.00	1,018.65	6.41
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the MSCI International Index Fund Individual Investor Class and 0.98% for the MSCI International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2023

COMMON STOCKS — 61.6%
	SHARES	VALUE
Software & Services — 7.7%
Adobe, Inc. (a)	6,586	$3,597,076
Autodesk, Inc. (a)	8,896	1,885,863
Microsoft Corporation	52,010	17,471,199
Paycom Software, Inc.	7,024	2,590,170
PayPal Holdings, Inc. (a)	25,725	1,950,470
ServiceNow, Inc. (a)	5,144	2,998,952

		30,493,730

Technology Hardware & Equipment — 6.0%
Apple, Inc.	101,484	19,936,532
Palo Alto Networks, Inc. (a)	14,273	3,567,679

		23,504,211

Pharmaceuticals & Biotechnology — 4.9%
AstraZeneca PLC ADR (b)	73,287	5,254,678
Gilead Sciences, Inc.	28,375	2,160,473
IQVIA Holdings, Inc. (a)	13,140	2,940,206
Merck & Company, Inc.	27,300	2,911,545
Roche Holding AG ADR	67,859	2,626,143
Thermo Fisher Scientific, Inc.	5,889	3,231,059

		19,124,104

Capital Goods — 4.2%
Deere & Company	5,649	2,426,811
Eaton Corporation PLC	15,151	3,110,803
Illinois Tool Works, Inc.	7,095	1,868,255
Rockwell Automation, Inc.	4,908	1,650,511
Trane Technologies PLC	15,557	3,102,688
Westinghouse Air Brake Technologies Corporation	21,955	2,600,350
Xylem, Inc.	15,837	1,785,622

		16,545,040

Consumer Discretionary Distribution & Retail — 3.6%
Home Depot, Inc. (The)	11,443	3,820,131
Target Corporation	21,254	2,900,534
TJX Companies, Inc. (The)	49,595	4,291,455
Tractor Supply Company	14,712	3,295,341

		14,307,461

Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	15,676	3,127,832
ASML Holding NV (b)	4,954	3,549,095
NVIDIA Corporation	11,327	5,292,994
Wolfspeed, Inc. (a)	29,189	1,923,555

		13,893,476

	SHARES	VALUE
Insurance — 3.3%
Aflac, Inc.	28,265	$2,044,690
Elevance Health, Inc.	14,251	6,721,199
Progressive Corporation (The)	15,121	1,904,944
Travelers Companies, Inc. (The)	13,908	2,400,660

		13,071,493

Healthcare Equipment & Services — 3.2%
Alcon, Inc. (b)	35,019	2,973,813
CVS Health Corp.	31,621	2,361,773
Medtronic PLC	22,868	2,006,896
Stryker Corporation	10,759	3,049,208
West Pharmaceutical Services, Inc.	5,832	2,146,409

		12,538,099

Financial Services — 3.1%
LPL Financial Holdings, Inc.	19,667	4,510,823
Mastercard, Inc., Class A	19,728	7,778,356

		12,289,179

Media & Entertainment — 2.9%
Alphabet, Inc., Class A (a)	73,686	9,779,606
Walt Disney Company (The) (a)	19,009	1,689,710

		11,469,316

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corporation REIT	19,574	3,725,128
AvalonBay Communities, Inc. REIT	8,963	1,690,870
Equinix, Inc. REIT	2,596	2,102,552
Jones Lang LaSalle, Inc. (a)	9,787	1,630,025
Prologis, Inc. REIT	10,930	1,363,517

		10,512,092

Renewable Energy & Energy Efficiency — 2.3%
First Solar, Inc. (a)	12,413	2,574,456
Ormat Technologies, Inc.	35,154	2,858,020
SolarEdge Technologies, Inc. (a)	10,004	2,415,566
Sunrun, Inc. (a)	70,485	1,337,805

		9,185,847

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corporation	10,528	5,902,734
Sysco Corporation	30,845	2,353,782

		8,256,516

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Banks — 2.0%
East West Bancorp, Inc.	63,372	$3,942,372
PNC Financial Services Group, Inc. (The)	28,515	3,903,418

		7,845,790

Consumer Durables & Apparel — 1.8%
Levi Strauss & Company, Class A	129,446	1,950,751
Lululemon Athletica, Inc. (a)	7,754	2,935,122
NIKE, Inc., Class B	21,523	2,375,924

		7,261,797

Materials — 1.6%
Ball Corporation	58,571	3,437,532
Ingevity Corporation (a)	19,719	1,262,411
International Flavors & Fragrances, Inc.	20,248	1,713,183

		6,413,126

Household & Personal Products — 1.5%
Procter & Gamble Company (The)	17,374	2,715,556
Unilever PLC ADR (b)	61,768	3,318,795

		6,034,351

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	13,020	2,655,299
United Parcel Service, Inc., Class B	14,085	2,635,726

		5,291,025

Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc. (a)	15,357	1,490,090
Starbucks Corporation	22,323	2,267,347

		3,757,437

Food & Beverage — 0.8%
McCormick & Company, Inc.	33,631	3,009,302

Utilities — 0.7%
American Water Works Company, Inc.	19,443	2,866,481

Commercial & Professional Services — 0.6%
Verisk Analytics, Inc.	10,870	2,488,578

Telecommunication Services — 0.4%
Verizon Communications, Inc.	49,228	1,677,690

Automobiles & Components — 0.3%
Aptiv PLC (a)	10,287	1,126,324

Total Common Stocks (Cost $130,346,148)		242,962,465

	PRINCIPAL AMOUNT	VALUE

BONDS & NOTES — 37.6%
Green and Sustainability Bonds — 25.9%
Apple, Inc. 3.00%, due 6/20/27 (c)	$5,000,000	$4,739,395
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	952,665
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	3,781,528
AvalonBay Communities, Inc. 2.05%, due 1/15/32 (c)	6,000,000	4,833,600
Bank of America Corporation 2.456% (3-Month Term SOFR+113.161 basis points), due 10/22/25 (c)	4,000,000	3,844,820
Boston Properties LP 4.50%, due 12/1/28 (c)	5,000,000	4,636,215
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	3,962,209
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,435,298
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	648,320
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,985,904
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,933,780
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	468,726
European Investment Bank 3.75%, due 2/14/33 (b)	5,000,000	4,867,375
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,908,372
International Bank for Reconstruction & Development 4.00%, due 7/25/30 (b)	4,000,000	3,944,524
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	468,265
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, due 9/15/30 (b)(c)	5,000,000	4,040,725

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
Mastercard, Inc. 1.90%, due 3/15/31 (c)	$5,000,000	$4,136,995
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	3,500,000	3,293,101
New Jersey Infrastructure Bank 3.00%, due 9/1/31	2,500,000	2,196,903
NXP BV / NXP Funding LLC / NXP USA, Inc. 5.00%, due 1/15/33 (b)(c)	4,500,000	4,325,557
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	5,000,000	4,788,145
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	3,491,239
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,946,710
Salesforce, Inc. 1.50%, due 7/15/28 (c)	6,000,000	5,174,634
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	1,758,274
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,209,039
United States International Development Finance Corporation 3.43%, due 6/1/33	188,332	173,948
United States International Development Finance Corporation 3.05%, due 6/15/35	1,191,300	1,061,158
United States International Development Finance Corporation 2.58%, due 7/15/38	2,772,316	2,346,926
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	5,000,000	4,703,460
Visa, Inc. 0.75%, due 8/15/27 (c)	6,000,000	5,213,010
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	3,741,385

		102,012,205

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — 4.8%
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	$500,000	$481,610
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	2,792,025
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	2,804,913
Federal Farm Credit Banks Funding Corporation 3.875%, due 8/15/28	4,000,000	3,922,300
Federal Farm Credit Banks Funding Corporation 1.23%, due 7/29/30 (c)	5,000,000	3,959,845
Federal Home Loan Banks 0.75%, due 12/14/23 (c)	3,000,000	2,946,468
Federal National Mortgage Association 0.25%, due 11/27/23	2,000,000	1,967,328

		18,874,489

Community Development Financial Institutions — 2.3%
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,287,025
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	2,764,017
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,742,384
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	1,913,246
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,298,584

		9,005,256

Municipal — 0.9%
Commonwealth of Massachusetts 4.11%, due 7/15/31 (c)	3,766,920	3,627,868

Software & Services — 0.9%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,404,866

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2023	concluded

	PRINCIPAL AMOUNT	VALUE
Equity Real Estate Investment Trusts (REITs) — 0.8%
National Community Renaissance of California 3.27%, due 12/1/32 (c)	$4,000,000	$3,315,504

Capital Goods — 0.8%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (c)	3,500,000	3,309,884

Media & Entertainment — 0.8%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,243,849

Insurance — 0.3%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,062,009

Healthy Living — 0.1%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	498,207

Total Bonds & Notes (Cost $159,572,760)		148,354,137

SHORT-TERM INVESTMENTS — 0.6%

VALUE
UMB Money Market Fiduciary Account, 0.01% (e) (Cost $2,359,202)	$2,359,202

Total Short-term Investments (Cost $2,359,202)	2,359,202

TOTAL INVESTMENTS (f) — 99.8%
(Cost $292,278,110)	393,675,804
Other Assets Less Liabilities — 0.2%	913,515

NET ASSETS — 100.0%	$394,589,319

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

LP – Limited Partnership

LLC – Limited Liability Company

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $3,791,308.

(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $292,262,573 resulting in gross unrealized appreciation and depreciation of $117,720,139 and $16,306,908 respectively, or net unrealized appreciation of $101,413,231.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023

COMMON STOCKS — 99.9%
	SHARES	VALUE
Software & Services — 22.6%
Accenture PLC, Class A (a)	17,152	$5,426,035
Adobe, Inc. (b)	12,460	6,805,278
ANSYS, Inc. (b)	2,363	808,382
Autodesk, Inc. (b)	5,816	1,232,934
Automatic Data Processing, Inc.	11,245	2,780,439
Cadence Design Systems, Inc. (b)	7,418	1,735,886
Cognizant Technology Solutions Corporation, Class A	13,871	915,902
Fidelity National Information Services, Inc.	16,020	967,288
Fortinet, Inc. (b)	18,075	1,404,789
Gen Digital, Inc.	15,838	308,049
International Business Machines Corporation	24,611	3,548,414
Intuit, Inc.	7,613	3,895,572
Microsoft Corporation	192,088	64,526,201
Okta, Inc., Class A (b)	4,237	325,656
Oracle Corporation	44,012	5,159,527
Paycom Software, Inc.	1,462	539,127
PayPal Holdings, Inc. (b)	28,941	2,194,307
PTC, Inc. (b)	3,082	449,386
Salesforce, Inc. (b)	27,155	6,110,147
ServiceNow, Inc. (b)	5,530	3,223,990
Splunk, Inc. (b)	4,234	458,669
Teradata Corporation (b)	2,826	160,658
Visa, Inc., Class A	44,150	10,495,780
VMware, Inc., Class A (b)	6,405	1,009,620
Western Union Company (The)	10,613	129,266
Workday, Inc., Class A (b)	5,534	1,312,277
ZoomInfo Technologies, Inc. (b)	7,810	199,702

		126,123,281

Semiconductors & Semiconductor Equipment — 10.5%
Advanced Micro Devices, Inc. (b)	43,693	4,998,479
Analog Devices, Inc.	13,743	2,742,141
Applied Materials, Inc.	22,944	3,478,081
Intel Corporation	113,244	4,050,738
Lam Research Corporation	3,661	2,630,392
Microchip Technology, Inc.	14,879	1,397,733
NVIDIA Corporation	67,087	31,349,084
NXP Semiconductors NV (a)	7,060	1,574,239
ON Semiconductor Corporation (b)	11,697	1,260,352
Skyworks Solutions, Inc.	4,275	488,932
Texas Instruments, Inc.	24,669	4,440,420

		58,410,591

	SHARES	VALUE
Media & Entertainment — 8.6%
Alphabet, Inc., Class A (b)	161,724	$21,464,009
Alphabet, Inc., Class C (b)	145,929	19,424,609
Electronic Arts, Inc.	7,451	1,015,944
John Wiley & Sons, Inc., Class A .	1,277	43,712
Liberty Global PLC, Series A (a)(b)	4,370	81,151
Liberty Global PLC, Series C (a)(b)	7,122	140,731
New York Times Company (The), Class A	4,076	166,138
Omnicom Group, Inc.	5,413	458,048
Scholastic Corporation	769	33,213
Walt Disney Company (The) (b)	49,557	4,405,122
Warner Bros Discovery, Inc. (b)	63,018	823,645

		48,056,322

Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
AbbVie, Inc.	47,916	7,167,275
Agilent Technologies, Inc.	8,011	975,499
Amgen, Inc.	14,516	3,398,921
Biogen, Inc. (b)	3,918	1,058,604
BioMarin Pharmaceutical, Inc. (b)	5,066	445,453
Bio-Techne Corporation	4,235	353,199
Bristol-Myers Squibb Company	57,078	3,549,681
Danaher Corporation	18,814	4,798,699
Gilead Sciences, Inc.	33,905	2,581,527
Illumina, Inc. (b)	4,310	828,167
IQVIA Holdings, Inc. (b)	5,075	1,135,582
Jazz Pharmaceuticals PLC (a)(b)	1,733	226,018
Merck & Company, Inc.	68,975	7,356,184
Mettler-Toledo International, Inc. (b)	597	750,710
Vertex Pharmaceuticals, Inc. (b)	7,007	2,468,846
Waters Corporation (b)	1,585	437,793
Zoetis, Inc.	12,551	2,360,718

		39,892,876

Financial Services — 6.4%
Ally Financial, Inc.	7,468	228,073
American Express Company	17,178	2,901,021
Ameriprise Financial, Inc.	2,857	995,522
Bank of New York Mellon Corporation (The)	21,913	993,974
BlackRock, Inc.	4,070	3,007,119
Charles Schwab Corporation (The)	40,792	2,696,351
CME Group, Inc.	9,769	1,943,640
Equitable Holdings, Inc.	9,898	283,974
FactSet Research Systems, Inc.	1,035	450,266

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Financial Services — (continued)
Franklin Resources, Inc.	8,275	$241,961
Intercontinental Exchange, Inc.	15,216	1,746,797
Invesco Ltd	9,349	157,063
Mastercard, Inc., Class A	23,122	9,116,542
Moody’s Corporation	4,482	1,581,025
Morgan Stanley	34,014	3,114,322
Nasdaq, Inc.	9,391	474,152
Northern Trust Corporation	5,582	447,230
S&P Global, Inc.	8,917	3,517,846
State Street Corporation	9,067	656,813
Synchrony Financial	11,480	396,519
T. Rowe Price Group, Inc.	6,052	745,970
Voya Financial, Inc.	2,739	203,398

		35,899,578

Capital Goods — 6.3%
3M Company	14,923	1,663,915
A.O. Smith Corporation	3,437	249,629
AGCO Corporation	1,763	234,655
Air Lease Corporation, Class A	2,900	122,786
Allegion PLC (a)	2,423	283,152
Applied Industrial Technologies, Inc.	1,062	153,979
Builders FirstSource, Inc. (b)	3,734	539,302
Carrier Global Corporation	22,651	1,348,867
Caterpillar, Inc.	14,019	3,717,418
Cummins, Inc.	3,832	999,386
Deere & Company	7,644	3,283,862
Dover Corporation	3,828	558,773
Eaton Corporation PLC	10,800	2,217,456
EMCOR Group, Inc.	1,322	284,283
Fastenal Company	15,459	906,052
Ferguson PLC (a)	5,586	902,809
Flowserve Corporation	3,593	135,672
Fortive Corporation	9,549	748,164
Fortune Brands Innovations, Inc.	3,373	239,719
Graco, Inc.	4,610	365,711
Granite Construction, Inc.	1,169	47,847
IDEX Corporation	2,028	457,943
Illinois Tool Works, Inc.	8,287	2,182,133
Lennox International, Inc.	859	315,631
Lincoln Electric Holdings, Inc.	1,549	310,900
Masco Corporation	6,086	369,298
Middleby Corporation (The) (b)	1,405	213,349
Owens Corning	2,429	340,036
PACCAR, Inc.	14,250	1,227,353

	SHARES	VALUE
Capital Goods — (continued)
Parker-Hannifin Corporation	3,475	$1,424,785
Pentair PLC (a)	4,516	313,862
Quanta Services, Inc.	3,937	793,778
Rockwell Automation, Inc.	3,108	1,045,189
Roper Technologies, Inc.	2,890	1,424,915
Sensata Technologies Holding NV	4,217	178,168
Snap-on, Inc.	1,451	395,310
Stanley Black & Decker, Inc.	4,107	407,702
Tennant Company	470	37,713
Timken Company (The)	1,770	164,362
Trane Technologies PLC (a)	6,246	1,245,702
United Rentals, Inc.	1,877	872,204
W.W. Grainger, Inc.	1,232	909,820
Westinghouse Air Brake Technologies Corporation	4,841	573,368
Xylem, Inc.	6,509	733,890

		34,940,848

Food & Beverage — 4.4%
Archer-Daniels-Midland Company	14,900	1,265,904
Bunge Ltd.	4,035	438,483
Campbell Soup Company	5,380	246,512
Coca-Cola Company (The)	111,692	6,917,086
Conagra Brands, Inc.	12,791	419,673
Darling Ingredients, Inc. (b)	4,303	297,983
General Mills, Inc.	15,925	1,190,234
Hormel Foods Corporation	8,096	330,964
Ingredion, Inc.	1,811	201,492
JM Smucker Company (The)	2,888	435,077
Kellogg Company	7,477	500,137
Keurig Dr Pepper, Inc.	24,879	846,135
Kraft Heinz Company (The)	21,707	785,359
Lamb Weston Holdings, Inc.	3,924	406,644
McCormick & Company, Inc.	6,798	608,285
Mondelez International, Inc., Class A	37,066	2,747,703
PepsiCo, Inc.	37,438	7,018,127

		24,655,798

Renewable Energy & Energy Efficiency — 4.1%
Acuity Brands, Inc.	882	145,742
First Solar, Inc. (b)	2,751	570,557
Itron, Inc. (b)	1,270	99,911
Johnson Controls International, PLC	18,635	1,296,064

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Renewable Energy & Energy Efficiency — (continued)
Ormat Technologies, Inc.	1,475	$119,917
Tesla, Inc. (b)	77,464	20,716,198

		22,948,389

Healthcare Equipment & Services — 3.8%
Align Technology, Inc. (b)	1,976	746,711
AmerisourceBergen Corporation	4,693	877,122
Becton, Dickinson & Company	7,723	2,151,782
Cardinal Health, Inc.	6,998	640,107
Centene Corporation (b)	15,012	1,022,167
Cigna Group (The)	8,070	2,381,457
Cooper Cos., Inc. (The)	1,336	522,723
DaVita, Inc. (b)	1,463	149,211
DENTSPLY SIRONA, Inc.	5,851	242,934
DexCom, Inc. (b)	10,518	1,310,122
Edwards Lifesciences Corporation (b)	16,451	1,350,134
HCA Healthcare, Inc.	5,651	1,541,649
Henry Schein, Inc. (b)	3,604	283,959
Hologic, Inc. (b)	6,656	528,620
Humana, Inc.	3,388	1,547,740
IDEXX Laboratories, Inc. (b)	2,251	1,248,697
Insulet Corporation (b)	1,911	528,869
Laboratory Corporation of America Holdings	2,401	513,646
Patterson Companies, Inc.	2,363	77,719
Pediatrix Medical Group, Inc. (b)	2,034	27,927
Quest Diagnostics, Inc.	3,036	410,498
ResMed, Inc.	3,981	885,175
Select Medical Holdings Corporation	2,929	87,899
STERIS PLC	2,692	607,181
Teladoc Health, Inc. (b)	4,537	135,066
West Pharmaceutical Services, Inc.	2,017	742,337
Zimmer Biomet Holdings, Inc.	5,695	786,764

		21,348,216

Consumer Discretionary Distribution & Retail — 3.8%
AutoNation, Inc. (b)	902	145,204
Best Buy Company, Inc.	5,267	437,424
Booking Holdings, Inc. (b)	1,021	3,033,187
Buckle, Inc. (The)	896	32,758
CarMax, Inc. (b)	4,239	350,184
Foot Locker, Inc.	2,249	60,431
GameStop Corporation, Class A (b)	7,256	161,083

	SHARES	VALUE
Consumer Discretionary Distribution & Retail — (continued)
Gap, Inc. (The)	5,660	$58,298
Home Depot, Inc. (The)	27,504	9,181,935
Kohl’s Corporation	3,019	85,891
LKQ Corporation	7,167	392,680
Lowe’s Companies, Inc.	16,190	3,792,831
Nordstrom, Inc.	2,838	65,586
ODP Corporation (The) (b)	995	49,631
Pool Corporation	1,055	405,901
Signet Jewelers Ltd.	1,184	95,300
Target Corporation	12,479	1,703,009
Tractor Supply Company	2,971	665,474
Ulta Beauty, Inc. (b)	1,361	605,373

		21,322,180

Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corporation REIT	12,630	2,403,615
Anywhere Real Estate, Inc. (b)	3,345	28,031
AvalonBay Communities, Inc. REIT	3,775	712,154
Boston Properties, Inc. REIT	4,135	275,515
CBRE Group, Inc., Class A (b)	8,391	699,054
Corporate Office Properties Trust REIT	3,017	78,442
Digital Realty Trust, Inc. REIT	7,931	988,361
Equinix, Inc. REIT	2,535	2,053,147
Equity Residential REIT	9,782	645,025
Federal Realty Investment Trust REIT	1,997	202,736
Healthpeak Properties, Inc. REIT	15,017	327,821
Host Hotels & Resorts, Inc. REIT	19,078	351,035
Iron Mountain, Inc. REIT	8,003	491,384
Jones Lang LaSalle, Inc. (b)	1,313	218,680
Macerich Company (The) REIT	5,877	74,932
PotlatchDeltic Corporation REIT	2,160	115,841
Prologis, Inc. REIT	25,038	3,123,491
SBA Communications Corporation, Class A REIT	2,923	639,991
Simon Property Group, Inc. REIT	8,904	1,109,438
UDR, Inc. REIT	8,368	342,084
Ventas, Inc. REIT	10,968	532,167
Welltower, Inc. REIT	13,533	1,111,736

		16,524,680

Insurance — 2.9%
Allstate Corporation (The)	7,163	807,127
Arthur J. Gallagher & Company	5,839	1,254,217

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Insurance — (continued)
Chubb Ltd. (a)	11,227	$2,294,911
Elevance Health, Inc.	6,436	3,035,411
Hartford Financial Services
Group, Inc. (The)	8,411	604,583
Lincoln National Corporation	4,724	132,461
Loews Corporation	5,240	328,286
Marsh & McLennan Companies, Inc.	13,475	2,538,959
Principal Financial Group, Inc.	6,530	521,551
Progressive Corporation (The)	15,921	2,005,727
Prudential Financial, Inc.	9,908	956,023
Travelers Companies, Inc. (The)	6,298	1,087,098
Willis Towers Watson PLC (a)	2,890	610,744

		16,177,098

Household & Personal Products — 2.6%
Clorox Company (The)	3,346	506,852
Colgate-Palmolive Company	21,524	1,641,420
Estee Lauder Companies, Inc. (The), Class A	6,287	1,131,660
Kimberly-Clark Corporation	9,170	1,183,847
Procter & Gamble Company (The)	64,112	10,020,706

		14,484,485

Materials — 2.5%
Albemarle Corporation	3,177	674,414
Amcor PLC (a)	39,805	408,399
Avery Dennison Corporation	2,189	402,798
Axalta Coating Systems Ltd. (b)	6,060	193,920
Ball Corporation	8,488	498,161
Compass Minerals International, Inc.	974	36,885
Ecolab, Inc.	6,947	1,272,274
H.B. Fuller Company	1,445	106,973
International Flavors & Fragrances, Inc.	6,860	580,425
Linde PLC (a)	13,312	5,200,599
Minerals Technologies, Inc.	928	56,933
Mosaic Company (The)	9,143	372,669
Newmont Corporation	21,693	931,064
PPG Industries, Inc.	6,411	922,543
Schnitzer Steel Industries, Inc., Class A	743	26,904
Sealed Air Corporation	3,991	182,069
Sherwin-Williams Company (The)	6,665	1,842,872
Sonoco Products Company	2,649	155,337

		13,865,239

	SHARES	VALUE
Consumer Services — 2.5%
Aramark	6,242	$251,990
Choice Hotels International, Inc.	918	120,028
Darden Restaurants, Inc.	3,252	549,328
Domino’s Pizza, Inc.	970	384,838
Hilton Worldwide Holdings, Inc.	7,246	1,126,681
Jack in the Box, Inc.	576	57,260
Marriott International, Inc., Class A	7,103	1,433,456
McDonald’s Corporation	19,844	5,818,261
Royal Caribbean Cruises Ltd. (b)	6,240	680,846
Starbucks Corporation	31,181	3,167,054
Vail Resorts, Inc.	1,104	259,981

		13,849,723

Technology Hardware & Equipment — 2.4%
Cisco Systems, Inc.	111,271	5,790,543
Cognex Corporation	4,774	260,756
CommScope Holding Company, Inc. (b)	5,878	26,451
Corning, Inc.	21,720	737,177
Dell Technologies, Inc., Class C	6,970	368,852
F5, Inc. (b)	1,665	263,470
Flex Ltd. (b)	12,362	338,224
Hewlett Packard Enterprise Company	34,906	606,666
HP, Inc.	24,117	791,761
Keysight Technologies, Inc. (b)	4,816	775,761
Motorola Solutions, Inc.	4,543	1,302,160
TE Connectivity Ltd. (a)	8,630	1,238,319
Trimble, Inc. (b)	6,606	355,403
Xerox Holdings Corporation	3,132	50,049
Zebra Technologies Corporation, Class A (b)	1,412	434,840

		13,340,432

Transportation — 2.1%
ArcBest Corporation	682	79,330
Avis Budget Group, Inc. (b)	604	133,055
C.H. Robinson Worldwide, Inc.	3,217	322,279
CSX Corporation	55,597	1,852,492
Delta Air Lines, Inc.	4,374	202,341
Expeditors International of Washington, Inc.	4,181	532,241
J.B. Hunt Transport Services, Inc.	2,232	455,194
Ryder System, Inc.	1,284	131,161
Southwest Airlines Company	4,118	140,671

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Transportation — (continued)
U-Haul Holding Company	2,684	$153,552
Union Pacific Corporation	16,566	3,843,643
United Parcel Service, Inc., Class B	19,645	3,676,169

		11,522,128

Consumer Durables & Apparel — 1.2%
Capri Holdings Ltd. (a)(b)	3,460	127,709
Columbia Sportswear Company	1,043	81,990
Deckers Outdoor Corporation (b)	724	393,632
Ethan Allen Interiors, Inc.	675	21,242
Garmin Ltd. (a)	4,201	444,844
Hanesbrands, Inc.	9,572	50,444
Hasbro, Inc.	3,638	234,869
La-Z-Boy, Inc.	1,082	33,942
Mattel, Inc. (b)	9,799	208,719
Meritage Homes Corporation	1,003	149,397
Mohawk Industries, Inc. (b)	1,492	158,659
Newell Brands, Inc.	10,859	121,186
NIKE, Inc., Class B	33,414	3,688,572
PVH Corporation	1,720	154,181
Topgolf Callaway Brands Corporation (b)	3,876	77,404
Under Armour, Inc., Class A (b)	5,256	42,363
Under Armour, Inc., Class C (b)	5,022	37,263
VF Corporation	9,129	180,846
Whirlpool Corporation	1,446	208,600
Wolverine World Wide, Inc.	2,254	28,558

		6,444,420

Banks — 1.0%
Bank of Hawaii Corporation	1,083	61,872
Cathay General Bancorp	1,866	70,983
Citizens Financial Group, Inc.	13,337	430,252
Comerica, Inc.	3,662	197,601
Huntington Bancshares, Inc.	39,666	485,512
International Bancshares Corporation	1,478	73,368
KeyCorp	24,557	302,297
M&T Bank Corporation	4,523	632,587
Old National Bancorp	7,810	133,004
PNC Financial Services Group, Inc. (The)	10,795	1,477,727
Regions Financial Corporation	25,094	511,165
Truist Financial Corporation	36,224	1,203,361
Zions Bancorp NA	4,072	155,754

		5,735,483

	SHARES	VALUE
Telecommunication Services — 0.7%
Lumen Technologies Inc.	26,155	$46,817
Verizon Communications, Inc.	113,987	3,884,677

		3,931,494

Commercial & Professional Services — 0.4%
ACCO Brands Corporation	2,536	15,444
ASGN, Inc. (b)	1,359	103,719
Copart, Inc. (b)	11,692	1,033,456
Deluxe Corporation	1,336	25,371
Exponent, Inc.	1,400	125,412
Heidrick & Struggles International, Inc.	461	12,571
HNI Corporation	1,309	38,079
ICF International, Inc.	504	59,265
Interface, Inc.	1,373	13,414
Kelly Services, Inc., Class A	951	17,422
ManpowerGroup, Inc.	1,367	107,829
Resources Connection, Inc.	1,022	16,332
Robert Half International, Inc.	2,969	220,151
Steelcase, Inc., Class A	2,253	19,308
Tetra Tech, Inc.	1,472	249,077
TransUnion	5,191	413,671
TrueBlue, Inc. (b)	927	13,859

		2,484,380

Automobiles & Components — 0.4%
Aptiv PLC (a)(b)	7,374	807,379
Autoliv, Inc. (a)	2,237	225,781
BorgWarner, Inc.	6,429	298,949
Harley-Davidson, Inc.	3,861	149,073
Phinia, Inc. (b)	1	23
Rivian Automotive, Inc., Class A (b)	17,385	480,521

		1,961,726

Consumer Staples Distribution & Retail — 0.3%
Kroger Co. (The)	18,524	901,007
Sysco Corporation	13,715	1,046,592

		1,947,599

Utilities — 0.2%
American Water Works Company, Inc.	5,277	777,988
Essential Utilities, Inc.	6,920	292,647

		1,070,635

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2023	concluded

	SHARES	VALUE
Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,434	$30,839
United Natural Foods, Inc. (b)	1,633	33,966

		64,805

Total Common Stocks (Cost $256,131,431)		557,002,406

SHORT-TERM INVESTMENTS — 0.1%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $780,494)		780,494

Total Short-term Investments (Cost $780,494)		780,494

TOTAL INVESTMENTS (d) — 100.0%
(Cost $256,911,925)		557,782,900
Other Assets Less Liabilities — 0.0%		105,240

NET ASSETS — 100.0%		$557,888,140

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $263,262,797 resulting in gross unrealized appreciation and depreciation of $312,096,779 and $17,576,676 respectively, or net unrealized appreciation of $294,520,103.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2023

COMMON STOCKS — 99.3%
	SHARES	VALUE
Japan — 22.0%
Advantest Corporation	8,100	$1,120,310
Aeon Company, Ltd.	27,900	604,277
Ajinomoto Company, Inc.	19,200	748,126
ANA Holdings, Inc. (a)	6,600	158,229
Asahi Kasei Corporation	54,000	367,997
Astellas Pharma, Inc.	77,500	1,133,232
Azbil Corporation	4,700	148,310
Brother Industries Ltd.	9,600	149,644
Daikin Industries Ltd.	11,300	2,284,846
Daiwa Securities Group, Inc.	56,900	308,450
FANUC Corporation	41,000	1,254,290
Fuji Electric Company Ltd.	5,400	244,132
Fujitsu Ltd.	7,500	971,174
Hankyu Hanshin Holdings, Inc.	9,600	318,940
Hitachi Ltd.	39,900	2,612,034
Hoya Corporation	15,200	1,770,183
Ibiden Company Ltd.	4,700	285,663
Itochu Techno-Solutions Corporation	4,200	106,445
KDDI Corp.	64,000	1,883,629
Kikkoman Corporation	5,800	334,259
Kubota Corporation	43,200	652,578
Kyowa Kirin Company Ltd.	11,300	215,781
Lixil Corporation	11,900	152,080
MatsukiyoCocokara & Company	4,800	280,904
Mitsubishi Chemical Group Corporation	54,800	327,804
Mitsui Chemicals, Inc.	7,200	207,029
NEC Corporation	10,400	526,192
Nitto Denko Corporation	6,400	455,111
Nomura Research Institute Ltd.	16,300	463,163
Omron Corporation	7,500	402,572
Ono Pharmaceutical Company Ltd.	16,500	302,368
Oriental Land Company Ltd./Japan	46,300	1,775,769
Rakuten, Inc.	62,900	246,364
Renesas Electronics Corporation (a)	54,400	1,049,585
Secom Company Ltd.	9,000	603,944
Seiko Epson Corporation	12,100	198,703
SG Holdings Company Ltd.	13,500	197,012
SoftBank Corporation	122,100	1,355,860
Sompo Holdings, Inc.	13,200	583,582
Sony Group Corporation	53,700	5,029,877
Sumitomo Chemical Company, Ltd.	60,400	186,283
Sumitomo Metal Mining Company, Ltd.	10,600	366,073

	SHARES	VALUE
Japan — (continued)
Sumitomo Mitsui Financial Group, Inc.	55,800	$2,614,324
Sysmex Corporation	7,100	480,777
T&D Holdings, Inc.	21,400	347,939
TDK Corporation	16,500	632,087
TIS, Inc.	9,300	235,883
Tobu Railway Company Ltd.	8,000	211,696
Tokio Marine Holdings, Inc.	77,000	1,770,614
Toray Industries, Inc.	59,800	334,845
Unicharm Corporation	17,300	640,077
Yamaha Corporation	5,900	228,614
Yamaha Motor Company Ltd.	12,700	372,477
Yamato Holdings Company Ltd.	12,000	224,736
Yaskawa Electric Corporation	10,300	447,744
Z Holdings Corporation	112,300	313,094

		41,237,711

Canada — 11.2%
Agnico Eagle Mines Ltd.	20,789	1,089,818
Bank of Nova Scotia (The)	50,743	2,555,043
Brookfield Renewable Corporation, Class A	5,687	177,247
Canadian Apartment Properties REIT REIT	3,687	143,739
Dollarama, Inc.	12,100	797,002
Gildan Activewear, Inc.	7,702	239,523
Intact Financial Corporation	7,476	1,104,421
Metro, Inc.	10,122	544,747
National Bank of Canada	14,473	1,133,519
Nutrien Ltd.	21,283	1,466,586
Open Text Corporation	11,714	503,133
RB Global, Inc.	7,825	505,329
RioCan Real Estate Investment Trust REIT	6,531	99,300
Saputo, Inc.	10,361	218,738
Shopify, Inc. (a)	51,051	3,448,565
Sun Life Financial, Inc.	24,789	1,304,585
TELUS Corporation	19,219	342,202
Toronto-Dominion Bank (The)	77,627	5,119,014
West Fraser Timber Company Ltd.	2,501	210,708

		21,003,219

France — 10.3%
Aeroports de Paris	1,252	172,892
AXA SA	78,186	2,403,358
BioMerieux	1,749	187,755

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
France — (continued)
Cie Generale des Etablissements Michelin SCA	28,721	$940,533
Credit Agricole SA	51,170	635,296
Danone SA	27,351	1,670,245
Dassault Systemes SE	28,394	1,213,527
Hermes International	1,348	2,983,494
L’Oreal SA	10,239	4,762,278
Schneider Electric SE	23,124	4,124,696
Valeo SA	9,110	205,925

		19,299,999

United Kingdom — 9.4%
3i Group PLC	41,860	1,062,053
abrdn plc	83,493	248,475
Admiral Group PLC	9,090	248,188
Auto Trader Group PLC (b)	38,609	320,209
Barratt Developments PLC	40,899	239,410
Berkeley Group Holdings PLC	4,590	255,931
BT Group PLC	294,248	461,084
Burberry Group PLC	16,452	469,634
Croda International PLC	6,059	458,752
Informa PLC	58,594	570,118
InterContinental Hotels Group PLC	7,488	553,425
Intertek Group PLC	6,913	387,261
Johnson Matthey PLC	8,003	185,091
Kingfisher PLC	82,751	260,944
Legal & General Group PLC	256,466	768,608
Mondi PLC	20,156	353,553
Pearson PLC	27,576	305,038
Phoenix Group Holdings PLC	32,241	227,789
RELX PLC	81,103	2,729,701
Sage Group PLC (The)	42,649	513,014
Schroders PLC	35,513	209,523
Segro PLC REIT	50,321	493,129
St. James’s Place PLC	23,347	281,830
Taylor Wimpey PLC	145,229	213,184
Unilever PLC	107,695	5,786,851

		17,602,795

Netherlands — 9.2%
Akzo Nobel NV	7,214	617,146
ASML Holding NV	13,078	9,367,408
CNH Industrial NV	43,348	626,075
Just Eat Takeaway.com NV (a)(b)	9,205	165,139
Prosus NV (a)	34,168	2,702,954
STMicroelectronics NV	29,132	1,558,173

	SHARES	VALUE
Netherlands — (continued)
Universal Music Group NV	34,806	$892,775
Wolters Kluwer NV	10,982	1,379,083

		17,308,753

Denmark — 7.4%
Coloplast A/S, Class B	5,036	626,007
Demant A/S (a)	3,886	154,643
DSV A/S	7,925	1,586,110
Genmab A/S (a)	2,808	1,157,457
Novo Nordisk A/S, Class B	54,498	8,787,924
Pandora A/S	3,814	381,522
ROCKWOOL A/S B Shares	403	108,391
Vestas Wind Systems A/S (a)	42,831	1,145,578

		13,947,632

Switzerland — 6.8%
Banque Cantonale Vaudoise	1,323	148,487
DSM-Firmenich AG	7,436	821,680
Givaudan SA	392	1,323,109
Julius Baer Group Ltd.	9,237	654,197
Kuehne + Nagel International AG	2,359	738,080
Logitech International SA	7,101	502,004
Lonza Group AG	3,171	1,842,360
SGS SA	6,333	614,867
SIG Group AG (a)	12,841	343,267
Sonova Holding AG	2,200	613,204
Swiss Re AG	12,846	1,340,268
Temenos AG	2,806	241,310
VAT Group AG (b)	1,144	486,226
Zurich Insurance Group AG	6,388	3,088,412

		12,757,471

Germany — 5.9%
adidas AG	6,891	1,391,196
Deutsche Boerse AG	8,094	1,550,830
DHL Group	42,915	2,206,836
GEA Group AG	6,477	274,897
Henkel AG & Company KGaA	4,508	315,031
Henkel AG & Company KGaA (c)	7,107	548,424
LEG Immobilien SE (a)	3,122	220,734
Merck KGaA	5,502	966,843
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,981	2,251,533
Puma SE	4,435	299,724
Telefonica Deutschland Holding AG	39,494	106,415

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2023	continued

	SHARES	VALUE
Germany — (continued)
Vonovia SE	30,344	$707,017
Zalando SE (a)(b)	9,449	326,225

		11,165,705

Australia — 4.9%
ASX Ltd.	8,379	350,054
Brambles Ltd.	58,463	553,089
Cochlear Ltd.	2,852	458,796
Coles Group Ltd.	56,002	684,809
Computershare Ltd.	24,706	416,661
Dexus REIT	45,797	253,471
GPT Group (The) REIT	82,602	241,426
IGO Ltd.	30,019	280,499
Lendlease Corporation Ltd.	29,429	171,083
Mineral Resources Ltd.	7,311	353,235
Mirvac Group REIT	170,615	268,929
Newcrest Mining Ltd.	38,904	697,800
Northern Star Resources Ltd.	48,705	380,192
Orica Ltd.	19,389	205,727
Pilbara Minerals Ltd.	116,102	379,819
QBE Insurance Group Ltd.	63,040	669,271
Scentre Group REIT	211,694	400,581
Sonic Healthcare Ltd.	19,369	457,634
Stockland REIT	99,961	284,084
Suncorp Group Ltd.	52,850	506,395
Transurban Group	130,044	1,255,543

		9,269,098

Hong Kong — 3.6%
AIA Group Ltd.	496,200	4,964,354
BOC Hong Kong Holdings Ltd.	157,000	479,171
Hang Seng Bank Ltd.	32,517	497,041
MTR Corporation Ltd.	65,667	302,613
Sino Land Company Ltd.	154,000	189,038
Swire Pacific Ltd. A Shares	18,500	154,646
Swire Properties Ltd.	49,000	122,957

		6,709,820

Ireland — 1.7%
CRH PLC	31,501	1,876,552
James Hardie Industries PLC (a)	19,057	558,488
Kerry Group PLC, Class A	6,753	670,919

		3,105,959

	SHARES	VALUE
Italy — 1.4%
Amplifon SpA	5,339	$180,630
Assicurazioni Generali SpA	43,177	919,696
FinecoBank Banca Fineco SpA	25,705	399,130
Mediobanca Banca di Credito Finanziario SpA	23,033	306,953
Moncler SpA	8,908	642,925
Poste Italiane SpA (b)	23,034	263,130

		2,712,464

Sweden — 1.4%
Beijer Ref AB	16,766	227,993
Boliden AB	11,394	335,089
Essity AB, Class B	25,654	636,124
Kinnevik AB, Class B (a)	10,665	145,564
Svenska Cellulosa AB SCA, Class B	26,068	346,378
Svenska Handelsbanken AB A Shares	61,436	539,406
Tele2 AB B Shares	23,338	175,608
Telia Company AB	107,912	231,900

		2,638,062

Finland — 1.2%
Elisa Oyj	6,138	320,193
Kesko Oyj B Shares	11,719	234,483
Metso OYJ	27,829	316,253
Nokia Oyj	229,856	903,553
Stora Enso Oyj R Shares	25,120	307,953
Wartsila OYJ Abp	20,038	251,736

		2,334,171

Spain — 0.9%
ACS Actividades de Construccion y Servicios SA	9,456	330,761
Amadeus IT Group SA	19,168	1,375,044

		1,705,805

Norway — 0.8%
DNB Bank ASA	39,094	805,625
Gjensidige Forsikring ASA	8,956	141,383
Orkla ASA	31,396	247,739
Telenor ASA	29,933	320,429

		1,515,176

Belgium — 0.6%
KBC Group NV	10,629	799,994
Umicore SA.	8,965	265,501

		1,065,495

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2023	concluded

	SHARES	VALUE
Singapore — 0.4%
CapitaLand Integrated Commercial Trust REIT	227,500	$349,256
CapitaLand Investment Ltd.	112,211	287,194
City Developments Ltd.	20,300	112,951

		749,401

New Zealand — 0.2%
EBOS Group Ltd.	6,476	155,188
Meridian Energy Ltd.	55,922	196,274

		351,462

Total Common Stocks (Cost $ 164,268,646)		186,480,198

TOTAL INVESTMENTS (d) — 99.3%
(Cost $ 164,268,646)		186,480,198
Other Assets Less Liabilities — 0.7%		1,308,766

NET ASSETS — 100.0%		$187,788,964

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,560,929.

(c)	Preference shares.
(d)

The cost of investments for federal income tax purposes is $168,709,036 resulting in gross unrealized appreciation and depreciation of $30,265,197 and $12,494,035 respectively, or net unrealized appreciation of $17,771,162.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2023

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $292,278,110, $256,911,925 and $164,268,646, respectively)	$393,675,804	$557,782,900	$186,480,198
Foreign cash, at value (cost $0, $0 and $501,224, respectively)	—	—	496,894
Receivables for:
Capital stock sold	197,141	354,141	342,539
Interest	1,047,441	5	2
Dividends	186,969	491,124	901,404

Total assets	395,107,355	558,628,170	188,221,037

LIABILITIES:
Payable for capital stock repurchased	62,163	218,580	173,470
Payable for cash due to custodian	—	—	90,081
Accrued expenses	455,873	521,450	168,522

Total liabilities	518,036	740,030	432,073

NET ASSETS	$394,589,319	$557,888,140	$187,788,964

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$283,659,523	$265,043,628	$174,441,568
Net distributable earnings	110,929,796	292,844,512	13,347,396

NET ASSETS	$394,589,319	$557,888,140	$187,788,964

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$279,639,651	$314,349,448	$52,275,325
Shares of beneficial interest issued and outstanding	8,357,153	4,364,295	4,000,312
Net asset value per share	$33.46	$72.03	$13.07

Institutional Class Shares:
Net assets applicable to shares outstanding	$114,949,668	$243,538,692	$135,513,639
Shares of beneficial interest issued and outstanding	3,425,678	3,402,044	10,419,167
Net asset value per share	$33.56	$71.59	$13.01

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2023

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$3,721,008	$56	$49
Dividend and other income (net of $23,957, $4,055 and $540,356 foreign withholding taxes, respectively)	3,238,394	8,009,068	4,530,224

Total investment income	6,959,402	8,009,124	4,530,273

EXPENSES:
Administrative services fee.	2,876,233	4,482,006	1,355,892
Investment advisory fee	2,427,975	1,131,048	483,680

Total expenses	5,304,208	5,613,054	1,839,572

NET INVESTMENT INCOME	1,655,194	2,396,070	2,690,701

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,771,494	(2,345,657)	(3,384,064)
Foreign currency transactions	—	—	(85,822)
Change in net unrealized appreciation on:
Investments	2,670,927	62,173,962	21,462,724
Foreign currency translations	—	—	31,596

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,442,421	59,828,305	18,024,434

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,097,615	$62,224,375	$20,715,135

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2023	FOR THE YEAR ENDED JULY 31, 2022	FOR THE YEAR ENDED JULY 31, 2023	FOR THE YEAR ENDED JULY 31, 2022	FOR THE YEAR ENDED JULY 31, 2023	FOR THE YEAR ENDED JULY 31, 2022
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$1,655,194	$156,675	$2,396,070	$1,215,412	$2,690,701	$2,890,573
Net realized gain (loss) on investments and foreign currency transactions	9,771,494	9,290,056	(2,345,657)	443,916	(3,469,886)	(2,455,570)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	2,670,927	(43,567,306)	62,173,962	(49,526,394)	21,494,320	(33,433,605)

Net increase (decrease) in net assets resulting from operations.	14,097,615	(34,120,575)	62,224,375	(47,867,066)	20,715,135	(32,998,602)

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(5,507,040)	(12,975,872)	(1,548,959)	(4,047,069)	(578,822)	(1,563,064)
Institutional Class	(2,432,618)	(3,990,285)	(2,077,689)	(3,269,110)	(2,004,336)	(4,167,887)

Total dividends and distributions	(7,939,658)	(16,966,157)	(3,626,648)	(7,316,179)	(2,583,158)	(5,730,951)
Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	21,024,153	44,688,812	23,168,559	37,859,054	9,049,805	17,714,015
Institutional Class	22,610,444	30,572,580	37,989,362	87,698,497	28,221,800	45,355,351
Reinvestment of dividends and distributions
Individual Investor Class	5,322,059	12,593,808	1,505,339	3,952,832	573,660	1,547,300
Institutional Class	2,398,249	3,935,619	1,871,313	2,995,483	2,002,627	4,167,068
Payments for shares redeemed
Individual Investor Class[1]	(47,345,115)	(45,973,093)	(45,012,458)	(45,915,443)	(9,825,458)	(6,831,449)
Institutional Class[2]	(13,500,643)	(7,146,977)	(35,603,924)	(32,166,633)	(23,420,414)	(18,677,941)

Net increase (decrease) in net assets resulting from capital share transactions	(9,490,853)	38,670,749	(16,081,809)	54,423,790	6,602,020	43,274,344

Total increase (decrease) in net assets	(3,332,896)	(12,415,983)	42,515,918	(759,455)	24,733,997	4,544,791
NET ASSETS:
Beginning of period	397,922,215	410,338,198	515,372,222	516,131,677	163,054,967	158,510,176

End of period	$394,589,319	$397,922,215	$557,888,140	$515,372,222	$187,788,964	$163,054,967

[1]	Net of redemption fee received of $1,992, $9,068, $2,231, $11,556, $458 and $5,503, respectively.
[2]	Net of redemption fee received of $786, $127, $2,015, $3,488, $10,456 and $3,704, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year.	$32.93	$37.21	$30.83	$29.05	$27.05

Income (loss) from investment operations:
Net investment income (loss)	0.11	(0.01)	0.02	0.11	0.12
Net realized and unrealized gain (loss) on investments	1.05	(2.78)	7.51	2.25	2.50

Total increase (decrease) from investment operations	1.16	(2.79)	7.53	2.36	2.62

Less dividends:
Dividends from net investment income	(0.09)	—	(0.02)	(0.11)	(0.11)
Distributions from net realized gains	(0.54)	(1.49)	(1.13)	(0.47)	(0.51)

Total decrease from dividends	(0.63)	(1.49)	(1.15)	(0.58)	(0.62)

Net Asset Value, end of year	$33.46	$32.93	$37.21	$30.83	$29.05

Total return	3.67%	(7.97)%	24.86%	8.19%	10.04%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$279,640	$296,605	$323,991	$309,871	$276,487
Ratio of expenses to average net assets	1.46%	1.46%	1.46%	1.47%	1.48%
Ratio of net investment income to average net assets	0.35%	(0.03)%	0.07%	0.37%	0.44%
Portfolio turnover(a)	21%	9%	17%	25%	19%

(a)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD NOVEMBER 30 , 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31,
	2023	2022	2021
Net Asset Value, beginning of period	$33.06	$37.27	$33.58

Income (loss) from investment operations:
Net investment income	0.20	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.07	(2.78)	4.78

Total increase (decrease) from investment operations	1.27	(2.70)	4.86

Less dividends:
Dividends from net investment income	(0.23)	(0.02)	(0.04)
Distributions from net realized gains	(0.54)	(1.49)	(1.13)

Total decrease from dividends.	(0.77)	(1.51)	(1.17)

Net Asset Value, end of period	$33.56	$33.06	$37.27

Total return	4.01%	(7.72)%	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$114,950	$101,317	$86,347
Ratio of expenses to average net assets	1.16%	1.16%	1.16	%(b)
Ratio of net investment income to average net assets	0.65%	0.27%	0.33	%(b)
Portfolio turnover(c)	21%	9%	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year.	$64.46	$71.35	$52.23	$46.17	$43.16

Income from investment operations:
Net investment income	0.23	0.09	0.09	0.25	0.25
Net realized and unrealized gain (loss) on investments	7.68	(6.11)	19.60	6.16	3.61

Total increase (decrease) from investment operations	7.91	(6.02)	19.69	6.41	3.86

Less dividends:
Dividends from net investment income	(0.18)	(0.02)	(0.06)	(0.22)	(0.21)
Distributions from net realized gains	(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.34)	(0.87)	(0.57)	(0.35)	(0.85)

Net Asset Value, end of year	$72.03	$64.46	$71.35	$52.23	$46.17

Total return	12.37%	(8.64)%	37.90%	13.95%	9.33%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$314,349	$301,668	$338,094	$265,946	$244,706
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.35%	0.11%	0.14%	0.52%	0.58%
Portfolio turnover(a)	4%	5%	9%	10%	14%

(a)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$64.13	$71.12	$52.10	$46.11	$43.16

Income from investment operations:
Net investment income	0.42	0.31	0.30	0.39	0.39
Net realized and unrealized gain (loss) on investments	7.65	(6.13)	19.54	6.16	3.59

Total increase (decrease) from investment operations	8.07	(5.82)	19.84	6.55	3.98

Less dividends:
Dividends from net investment income	(0.45)	(0.32)	(0.31)	(0.43)	(0.39)
Distributions from net realized gains	(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.61)	(1.17)	(0.82)	(0.56)	(1.03)

Net Asset Value, end of period	$71.59	$64.13	$71.12	$52.10	$46.11

Total return	12.72%	(8.38)%	38.33%	14.28%	9.65%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$243,539	$213,705	$178,038	$94,039	$54,850
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.65%	0.41%	0.44%	0.82%	0.88%
Portfolio turnover(a)	4%	5%	9%	10%	14%

(a)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$11.82	$14.94	$11.68	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.16	0.19	0.09	0.10	0.18
Net realized and unrealized gain (loss) on investments	1.23	(2.87)	3.27	0.59	(0.40)

Total increase (decrease) from investment operations	1.39	(2.68)	3.36	0.69	(0.22)

Less dividends:
Dividends from net investment income	(0.14)	(0.18)	(0.10)	(0.08)	(0.16)
Distributions from net realized gains	—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.14)	(0.44)	(0.10)	(0.08)	(0.21)

Net Asset Value, end of period	$13.07	$11.82	$14.94	$11.68	$11.07

Total return	11.83%	(18.36)%	28.76%	6.28%	(1.82)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$52,275	$47,435	$46,508	$29,073	$22,110
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment income to average net assets	1.34%	1.55%	0.77%	0.98%	1.79%
Portfolio turnover(a)	42%	29%	31%	20%	23%

(a)	Calculated at Fund level.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$11.78	$14.90	$11.66	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.19	0.24	0.13	0.13	0.21
Net realized and unrealized gain (loss) on investments	1.23	(2.86)	3.26	0.59	(0.38)

Total increase (decrease) from investment operations	1.42	(2.62)	3.39	0.72	(0.17)

Less dividends:
Dividends from net investment income	(0.19)	(0.24)	(0.15)	(0.13)	(0.21)
Distributions from net realized gains	—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.19)	(0.50)	(0.15)	(0.13)	(0.26)

Net Asset Value, end of period	$13.01	$11.78	$14.90	$11.66	$11.07

Total return	12.15%	(18.05)%	29.09%	6.51%	(1.43)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$135,514	$115,620	$112,002	$61,608	$42,012
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.64%	1.85%	1.07%	1.28%	2.09%
Portfolio turnover(a)	42%	29%	31%	20%	23%

(a)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, the Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated Green Century Capital Management, Inc. (“GCCM”) as a valuation designee (the “Valuation Designee”) to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. As Valuation Designee, GCCM is responsible for the supervision and implementation of the valuation process with respect to the Funds. GCCM

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

will, among other things, (1) assess and manage material risks associated with fair value determinations; (2) select, apply and test fair value methodologies; and (3) oversee and evaluate pricing services used.

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$242,962,465	$—	$—	$242,962,465
BONDS & NOTES	—	148,354,137	—	148,354,137
SHORT-TERM OBLIGATIONS	2,359,202	—	—	2,359,202

TOTAL	$245,321,667	$148,354,137	$—	$393,675,804

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$557,002,406	$—	$—	$557,002,406
SHORT-TERM OBLIGATIONS	780,494	—	—	780,494

TOTAL	$557,782,900	$—	$—	$557,782,900

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of July 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
JAPAN	$—	$41,237,711	$—	$41,237,711
CANADA	21,003,219	—	—	21,003,219
FRANCE	—	19,299,999	—	19,299,999
UNITED KINGDOM	—	17,602,795	—	17,602,795
NETHERLANDS	—	17,308,753	—	17,308,753
DENMARK	—	13,947,632	—	13,947,632
SWITZERLAND	821,680	11,935,791	—	12,757,471
GERMANY	—	11,165,705	—	11,165,705
AUSTRALIA	—	9,269,098	—	9,269,098
HONG KONG	—	6,709,820	—	6,709,820
IRELAND	2,547,471	558,488	—	3,105,959
ITALY	—	2,712,464	—	2,712,464
SWEDEN	—	2,638,062	—	2,638,062
FINLAND	—	2,334,171	—	2,334,171
SPAIN	—	1,705,805	—	1,705,805
NORWAY	—	1,515,176	—	1,515,176
BELGIUM	—	1,065,495	—	1,065,495
SINGAPORE	—	749,401	—	749,401
NEW ZEALAND	—	351,462	—	351,462

TOTAL	$24,372,370	$162,107,828	$—	$186,480,198

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.
(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. No Funds had open foreign currency spot contracts outstanding as of July 31, 2023.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2023. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2023. At July 31, 2023, the tax years 2020 through 2023 remain open to examination by the Internal Revenue Service.

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2023, the Balanced Fund, Equity Fund and MSCI International Index Fund received $2,778, $4,246, and $10,914 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2023, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of July 31, 2023, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2023, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    GCCM is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Green Century’s investment advisory fee paid by the Balanced Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. For the year ended July 31, 2023, Green Century accrued fees of $1,291,494 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2023, Green Century accrued fees of $195,185 and $203,192 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.

(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2023, Green Century accrued fees of $253,337, $311,730, and $141,903 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $27,370, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $27,820, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2023, Green Century accrued fees of $207,555 and $106,916 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the year ended July 31, 2023, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $78,859,759 and $92,198,363 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $21,816,565 and $37,468,620, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $78,700,999 and $71,769,518, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2023 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed Ordinary Income	$862,052	$44,604	$88,514
Undistributed Long-Term Capital Gains	8,654,513	—	—

Tax accumulated earnings	9,516,565	44,604	88,514

Accumulated Capital and Other Losses	—	(1,720,195)	(4,515,730)
Unrealized Appreciation (Depreciation)	101,413,231	294,520,103	17,771,162
Foreign currency translations	—	—	3,450

Distributable net earnings (deficit)	$110,929,796	$292,844,512	$13,347,396

As of July 31, 2023, the Funds had net capital loss carryovers as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Not subject to expiration:
Short Term	$—	$1,097,362	$1,178,307
Long Term	—	622,833	3,337,423

	$—	$1,720,195	$4,515,730

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended July 31, 2023 and the year ended July 31, 2022 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Ordinary income	$1,829,536	$2,224,717	$2,391,471	$1,971,818
Long-term capital gains	6,110,122	14,741,440	1,235,177	5,344,361

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Ordinary income	$2,583,158	$3,753,140
Long-term capital gains	—	1,977,811

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	659,838	1,261,887
Reinvestment of dividends	172,036	336,823
Shares redeemed	(1,482,413)	(1,297,432)

	(650,539)	301,278

	BALANCED FUND INSTITUTIONAL CLASS	BALANCED FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	706,910	848,497
Reinvestment of dividends	76,667	105,258
Shares redeemed	(422,414)	(206,135)

	361,163	747,620

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	368,022	538,236
Reinvestment of dividends	24,647	51,303
Shares redeemed	(708,605)	(647,575)

	(315,936)	(58,036)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	608,167	1,249,076
Reinvestment of dividends	29,829	41,391
Shares redeemed	(568,124)	(461,512)

	69,872	828,955

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	752,806	1,282,266
Reinvestment of dividends	45,903	112,334
Shares redeemed	(809,959)	(496,937)

	(11,250)	897,663

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	YEAR ENDED JULY 31, 2023	YEAR ENDED JULY 31, 2022
Shares sold	2,414,096	3,386,081
Reinvestment of dividends	161,410	309,058
Shares redeemed	(1,970,946)	(1,395,350)

	604,560	2,299,789

NOTE 6 — Market Risks and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2023 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

To the Shareholders and Board of Trustees

Green Century Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund, each a series of Green Century Funds (the Funds), including the portfolios of investments, as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Green Century investment companies since 1995.

Boston, Massachusetts

September 15, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

TAX INFORMATION

For the year ended July 31, 2023, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 0.00% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2023, the Balanced Fund, Equity Fund and MSCI International Fund, respectively, had 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2023. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 63	Trustee since 2014	Chief Financial Officer, AltEnergy Acquisition Corp. (since 2021); Member, AltEnergy Acquisition Sponsor (since 2021); Managing Director, AltEnergy, LLC, an investment firm, (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners, an advisory and investment firm (since 2011).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 62	Trustee since 2015	Chief Investment Officer, Nixon Peabody LLC (Since 2023); Chief Investment Officer, TFC Financial Management (2015-2023); President and Chief Investment Officer, Advisor Partners LLC (2011 to 2015); Board member, Wealthramp (since 2015).	3

Sanford Pooler 114 State Street Suite 200 Boston, MA 02109 Age: 66	Trustee since 2021	Deputy Town Manager/Finance Director, Town of Arlington, MA (since 2016); Finance Director, Town of Amherst, MA (2011-2016).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 75	Chairperson since 2009; Trustee since 1991	Retired (since 2018); Consultant, Rainville Petito, PLLC (2016 to 2018); Consultant, Danielson Rainville Attorneys, PLLC (2015); Director and President, Gunnison Valley Housing Foundation (since 2010); Director (since 2011) and President (2015-2018), Coal Creek Watershed Coalition.	3

Thomas Subak 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2021	Independent Consultant, Tom Subak LLC (since 2020); Independent Consultant and Chief Partnership Officer, Catchafire, a nonprofit organization (2019-2020); Chief Strategy Officer and Assistant to the President, Planned Parenthood Federation of America (2016-2018).	3
Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 76	Trustee since 1997	President and Chief Executive Officer, The Public Interest Network (since 1982); Director, Green Century Capital Management, Inc. (since 1996).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 61	Trustee since 1991	Director, Green Century Capital Management, Inc. (since 2006); Senior Vice President and Political Director, The Public Interest Network (since 1989); Senior Staff, Fund for Public Interest (since 1989); Acting President, Environment America (since 2020).	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Officers:
Leslie Samuelrich* 114 State Street Suite 200 Boston, MA 02109 Age 59	President since 2021	President (since 2015), Green Century Capital Management, Inc.	Not applicable

Matthew Dunlap* 114 State Street Suite 200 Boston, MA 02109 Age: 50	Treasurer since 2021	Senior Finance Manager (since 2020) and Treasurer (since 2021), Green Century Capital Management, Inc.; Assistant Vice President, State Street Corporation (2005-2019).	Not applicable

Jessica Rubinstein* 114 State Street Suite 200 Boston, MA02109 Age: 47	Chief Compliance Officer since 2022; Secretary and Assistant Treasurer since 2022	Chief Compliance Officer and Clerk (since 2022), Green Century Capital Management, Inc., Compliance Officer (since 2021), Green Century Capital Management Inc.; Senior Associate (since 2017) Mercer Investments (2017-2020)	Not applicable

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YOUR NOTES

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2023

Balanced

Fund

Equity

Fund

International

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

(b)	Not applicable.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanford Pooler, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Pooler is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/23: $100,100

For the fiscal year ended 7/31/22: $91,850

(b)

Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/23: $22,275

For the fiscal year ended 7/31/22: $20,445

(d)

All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)

The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/23: $22,275

For the fiscal year ended 7/31/22: $20,445

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
October 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
October 5, 2023

/s/ Matthew Dunlap
Matthew Dunlap
Treasurer and Principal Financial Officer
October 5, 2023